Exhibit 99.1

EMPLOYERS®

America's small business insurance specialist.®

EIG
LISTED
NYSE

Employers Holdings, Inc.
Investor Presentation
March, 2010

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Safe Harbor Disclosure
This slide presentation is for informational purposes only. It should be read in conjunction with our Form 10-K for the year 2009, our Form 10-Qs and our
Form 8-Ks filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor Relations” section of our website at
www.employers.com.
Non-GAAP Financial Measures
In presenting Employers Holdings, Inc.’s (EMPLOYERS) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G. Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business. These measures should not be viewed as a substitute for those determined in accordance with GAAP.
The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year
2009, our Form 10-Qs and our Form 8-Ks filed with the Securities and Exchange Commission (SEC) and available in the “Investor Relations” section of our website at www.employers.com.
Forward-looking Statements
This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-
looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe”, "expect”, "anticipate”, "estimate" and "intend" or future or conditional verbs such as "will”, "would”,
"should”, "could" or "may”. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.

Any forward-looking statements made in this presentation reflect EMPLOYERS current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Copyright © 2010 EMPLOYERS. All rights reserved. EMPLOYERS® and America’s small business insurance specialist.® are registered trademarks of Employers Insurance
Company of Nevada. Employers Holdings, Inc. is a holding company with subsidiaries that are specialty providers of workers’ compensation insurance and services focused on select, small businesses engaged in low to medium hazard industries. The company, through its subsidiaries, operates in 30 states. Insurance subsidiaries include
Employers Insurance Company of Nevada, Employers Compensation Insurance Company, Employers Preferred Insurance Company, and Employers Assurance Company, all
rated A- (Excellent) by A.M. Best Company. Additional information can be found at: http://www.employers.com.

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

Overview
Business
• Specialty provider of workers’ compensation
 insurance
• Coverage required by statute
 ➢ Medical, temporary/permanent indemnity, death
Geographic
• 30 states with concentrations in CA, FL, WI, IL and
 NV
 ➢ Unique markets by state and area
Customers
• Small “main street” businesses
• Low-to-medium hazard exposure industries
 ➢ Top classes include restaurants, physicians, dentists,
 clerical, retail stores
• Distribution through agents and strategic partners
$45 billion
per year
industry
(2008, A.M. Best)
Highly
focused
business
model
Operate in
74% of total
market
(2008, A.M. Best)

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

Key Strategies
FOCUS
GROWTH
CAPITAL
• Target attractive
 small business
 market
• Maintain
 disciplined risk
 selection,
 underwriting,
 pricing and
 claims operations
• Focus on
 underwriting
 profitability
• Selectively
 expand into
 additional
 markets
• Increase
 penetration in
 current markets
• Leverage
 infrastructure,
 technology and
 systems
• Develop existing
 and new
 distribution
 partners
• Invest in core
 operations
• Invest in strategic
 acquisitions
• Return capital to
 shareholders

EMPLOYERS
America's small business insurance specialist.®

Selectively Expanding Footprint

WI
MI
NY
ME
RI
GA

CO, 1.3%
MT, 1.3%
NC, 1.1%
ID, 1.4%
Other, 4.3%
SC, 1.4%
VA, 2.0%
KY, 2.5%
TN, 2.8%
IN, 2.8%
CA, 46.9%
GA, 3.3%
TX, 4.1%
IL, 5.0%
NV, 6.2%
WI, 6.3%
FL, 7.3%

In Force Premiums Written (%)
12/31/09

EIG LISTED NYSE

2000
2002
2006
2007
FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
MS
VT
NJ
DE
2008
1913 - 1999
State WC
fund in NV
2000
Privatization
2007
Demutualization
and IPO - entry
into FL, IL and
OR
2002
Acquisition,
book of
business in
CA, UT, ID,
MT, CO
2005
Formation of
mutual hold co
2008
Acquisition of
AmCOMP
Incorporated,
entry into IA
2006 Entry
into TX, AZ

EMPLOYERS®
America's small business insurance specialist.®

700
600
500
400
300
200
100
0
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2002
2003
2004
2005
2006
2007
2008
2009
In Force Policies
Net Premiums Written

Substantive M & A growth
History of responsible, strong in force policy growth
19.5% increase in net premiums written and 3.2% decrease in unit count from 12/31/08 to 12/31/09
Maintaining underwriting discipline

EIG LISTED NYSE

$ million
# policies
Increasing Market Penetration
Purchased
Fremont Book
of Business
Purchased
AmCOMP
Incorporated
Policy Count ‘02-’09
CAGR = 9.3%
NPW ‘02-’09 CAGR = 10.2%

EMPLOYERS®
America's small business insurance specialist.®

12%
21%
36%
14%
11%
5%

A	Restaurants	9.9
C	Physicians/Clerical	7.8
D	Automobile Services	6.6
B	Wholesale Stores	4.3
B	College Employees	2.6
B	Retail Stores	2.3
D	Machine Shops	1.8
C	Clerical	1.7
B	Hotel Employees	1.6
C	Grocery/Provisions Stores	1.6
	Total Top 10	**40.2**

EIG LISTED NYSE

Disciplined Risk Selection
Hazard Group A
Hazard Group B
Hazard Group C
Hazard Group D
Hazard Group E
Hazard Group F
Hazard Group G
Lower
Risk
Higher
Risk
EMPLOYERS = 83% of
Total In Force Premium,
Hazard Groups A - D
% In Force Premiums, 12/31/09
Top 10 Classes
Top 10 Classes
NCCI
Hazard
Group
%
In Force
Premium
Focused Guidelines and Selection within Industry-defined Classes

EMPLOYERS®
America's small business insurance specialist.®

100%
75%
50%
25%
0%
75.2%
56.4%
61.4%
58.3%
37.9%
46.5%
47.1%
57.5%
2002
2003
2004
2005
2006
2007
2008
2009
Losses & LAE (before LPT deferred reinsurance gain)
Industry Losses & LAE Ratio

EIG LISTED NYSE

Delivering Superior Loss Ratios
Consistently Lower Loss and LAE Ratios than the Industry
A.M. Best, “Aggregates and Averages”

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Strategic Partnerships
Unique Distribution Network
Industry Focused
• 1,600 in place
• Strong relationships
 with agents
• Two key partners
 ➢ ADP
 ➢ Anthem Blue Cross
Restaurants and physicians
are our top two classes of
customers
• California Restaurant Association
 provider of choice
• California Medical Association
 sponsorship
• NFIB (National Federation of
 Independent Businesses)

Independent Agents and Brokers

EMPLOYERS®
America's small business insurance specialist.®

Provide

Result

Contribute

ADP	Largest payroll services company in the U.S. Partner since 2002 – business originates with ADP's field sales staff and insurance agency with "Pay-by-Pay" premium collection
Anthem	Largest group health carrier in CA – exclusive relationship – use medical provider network Partner since 2002 – business originated by health agents with a single bill to customers
Granite Insurance Brokers / E-chx, Inc.	Specialty provider of payroll services / insurance broker Partner since Q 4 2006, expanded alliance in 2008
INTEGO	Provider of insurance software services – partner since Q 4 2007
WELLS FARGO	Small business payroll services – partner since Q 2 2008
Telepayroll.com, Inc.	Online payroll services and payment processing One of the largest independent payroll processors in Southern CA Partner since Q 1 2009

EIG LISTED NYSE

Increasing Points of Access
Partnerships
… a distribution
advantage by
expanding market
reach and providing
local knowledge
… in high persistency
… about 19% of in
force premiums in 2009

EMPLOYERS®
America's small business insurance specialist.®

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
92%
93%
92%
88%
88%
89%
90%
89%
85%
81%
2005
2006
2007
2008
2009
Overall retention
Strategic Markets

EIG
LISTED
NYSE

Strong Retention Rates
Strategic Partnerships Result in Consistently Higher Retention Rates

EMPLOYERS®
America's small business insurance specialist.®

In-house medical management staff

- Coordinate care and manage medical costs
- URAC accreditation in case management and utilization review

Comprehensive fraud program

- $5.9 million savings in 2009

Rigorous quality assurance processes

- Ensure compliance with best practices and regulatory requirements

Dedicated subrogation unit

- Recoveries over $4.1 million in 2009

Pharmacy benefit management program

- Savings over $2.9 million in 2009

Claims professionals average over a decade of experience

EIG LISTED NYSE

Superior Claims Management

EMPLOYERS®

America's small business insurance specialist.®

Annual 23% increase in net premiums earned due to acquisition with a Q 4 decrease of 15%

Increased Q 4 2009 pre-tax income 8% over the prior year's quarter

Favorable prior accident year development of $11.8 million in Q 4 and $51.4 million in 2009

Continued positive net rate trend in California (representing half of our business at year-end) with little change in policy count

Filed to increase rates 3% in California effective March 15, 2010

Book value per share growth of 18.6% since 12/31/08 while returning approximately $85 million to shareholders through repurchases and dividends

EIG LISTED NYSE

Key Highlights
Income Statement ($ million except $ per share)	Q 4 2009	Q 4 2008	2009	2008
Net Written Premium	72.2	89.0	368.3	308.3
Net Earned Premium	90.0	106.1	404.2	328.9
Net Investment Income	21.8	22.1	90.5	78.1
Net Income	11.3	15.9	83.0	101.8
Net Income Before LPT	6.6	11.3	65.0	83.4
Earnings Before LPT per Share	.15	.23	1.41	1.69
Balance Sheet ($ million)			12/31/2009	12/31/2008
Total Investments			2,029.6	2,042.9
Cash and Cash Equivalents			191.6	202.9
Total Assets			3,676.7	3,825.1
Reserves for Loss and LAE			2,425.7	2,506.5
Shareholders’ Equity			498.4	444.7
Equity Including LPT Deferred Gain			887.0	851.3
Underwriting Ratios	Q 4 2009	Q 4 2008	2009	2008
Loss Ratio Before LPT	58.2%	57.2%	57.5%	47.1
Combined Ratio Before LPT	111.7%	103.4%	102.5%	91.5
Financial Ratios			2009	2008
Book Value per Share			$20.67	$17.43
Return on Average Adjusted Equity			7.5%	10.1%

EMPLOYERS®
America's small business insurance specialist.®

800
600
400
200
0
215
339
431
531
640
698
578
661
'02 - '09 CAGR = 17%
Financial Strength Rating of
A- (Excellent) by A.M. Best
2002
2003
2004
2005
2006
2007
2008
2009

EIG
LISTED
NYSE

Strong Capital Position
($ million)
.6 to 1
NPW/Statutory
Surplus Ratio
$355 million
extraordinary
dividends to
parent in 2008
Strong Growth in Statutory Surplus Provides a Solid Basis for Underwriting

EMPLOYERS®

America's small business insurance specialist.®

Retroactive 100% quota share reinsurance coverage for all losses prior to 7/1/95

Gain on transaction booked as statutory surplus; deferred and amortized under GAAP

Non-recurring transaction with no ongoing cash benefits or charges to current operations

3 Reinsurers: ACE, Berkshire (NICO), XL
Fully collateralized under agreement: largely cash/short-term, U. S. treasuries; and Wells Fargo stock

Contract	
	($ million)
Total Coverage	$2,000
Original Reserves (Liabilities) Transferred	$1,525
Consideration	$ 775
Gain at 1/1/2000	750
Subsequent Reserve Adjustments	(147.5)
Gain at 12/31/09	$602.5

Accounting at 12/31/09	
	($ million)
Statutory Surplus Created	$602.5
Cumulative Amortization To Date	(213.9)
GAAP: Deferred Reinsurance Gain – LPT Agreement	**$388.6**

EIG LISTED NYSE

Loss Portfolio Transfer (LPT)
 Claims 6/30/1995 and prior - Approximately 3,500 claims
 open as of 12/31/09 with 5% closing each year
 Remaining liabilities at 12/31/09: $888.4 million

EMPLOYERS®
America's small business insurance specialist.®

$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.88
$3.04
$1.98
$1.69
$1.41
$93.8
$152.2
$102.2
$83.4
$65.0
2005
2006
2007
2008
2009
Net Income Before LPT deferred reinsurance gain
EPS Before LPT deferred reinsurance gain

EIG LISTED NYSE

NOTE: 50,000,002 pro forma shares prior to February 5, 2007 (IPO date)
(millions)
Continuing Profits

EMPLOYERS®
America's small business insurance specialist.®

$25
$20
$15
$10
$5
$0
30%
25%
20%
15%
10%
5%
0%
16.7%
$12.14
22.5%
$14.94
$16.21
13.2%
$17.43
10.1%
$20.67
7.5%
2005
2006
2007
2008
2009
Adjusted Book Value per Share
Return on Average Adjusted Equity

EIG LISTED NYSE

Return on Average Adjusted Equity, Increasing Book
Value per Share
NOTE: 50,000,002 pro forma shares prior to February 5, 2007 (IPO date)
 Return on Average Equity includes deferred gain related to the LPT - equity in the ROE calculation is averaged for the period
(Pro forma)
(Pro forma)
(Pro forma)

EMPLOYERS®
America's small business insurance specialist.®

Calendar Year Combined Ratio Before the LPT

16.0%
10.7%
58.3%
22.3%
12.3%
37.9%
26.3%
12.8%
46.5%
31.1%
13.3%
47.1%
36.0%
8.9%
57.5%
2005
2006
2007
2008
2009
Loss & LAE Ratio Before the LPT
Commission Expense Ratio
Underwriting & Other Operating Expense Ratio

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LISTED
NYSE

Consistently Profitable Underwriting
Underwriting model targets a
100% combined ratio and a 12-
13% return on a premium dollar
NOTE: LPT percentages include reserve adjustments
84.9%
72.6%
85.6%
(LPT is 10%)
(LPT is 4.9%)
91.5%
(LPT is 5.2%)
(LPT is 5.6%)
(LPT is 4.5%)
102.5%
Expense ratio includes 1.4 points of non-
recurring integration costs . The policyholder
dividend ratio was 1.7 points versus 0.4 last
year. LPT contingent profit commission of
$15 million lowered commission expense
ratio by 3.7 points.

EMPLOYERS®
America's small business insurance specialist.®

Quarterly evaluation of prior year reserves and current year loss picks

Consider point estimate of independent consulting actuary
- Twice annually

Results from senior management to Board Audit Committee

2009: changed external actuary
- Current AY loss estimates closer to consulting actuary than historically

$69.2
$37.6
$78.1
$107.1
$60.0
$71.7
$51.4
2003
2004
2005
2006
2007
2008
2009

EIG
LISTED
NYSE

History of Reserve Strength
Reserve Review
Reserve Development
Net reserves for workers’ comp industry estimated to be deficient by $6 Billion at 12/31/08 (1)
(1) NCCI, “2009 State of the Line”
Net Calendar Year Reserve Releases for
Prior Accident Years ($ million)

EMPLOYERS®
America's small business insurance specialist.®

– $0.24 per share or approximately $11 million per year – future dividends subject to Board approval

– 6 million shares repurchased in 2009, average price = $12.52 per share
– Since the IPO (02/05/07), repurchased 10.7 million shares, average price = $15.37 per share
– $50 million authorized in 2010 --- program to be executed opportunistically

EIG LISTED NYSE

Prudent Capital Management
Share
Repurchases
Investing in the Future
Returning Capital to Shareholders
Holding Company Flexibility at 12/31/09
• Debt ratio - 15%
 – Wells Fargo Secured Credit Facility - $100 million remaining
 – $32 million of acquired surplus notes
• $197 million in cash and securities (two thirds tied to Wells Fargo Credit Facility)
• Ordinary dividend capacity from operating companies in 2010 - $114.5 million
• Generating capital to invest in operations/securities
• Deploying capital - opportunistic acquisitions
 – Acquired AmCOMP (October, 2008) - equity value $189 million with expected savings of $20 - $22 million in 2010
• Controlling costs
 – Generally flat Q 4 expenses excluding integration/restructuring
 – Extensive budget review with staff reductions in 2009 and 2010 (acquisition savings, consolidation and recognized efficiencies)
Dividends

EMPLOYERS®
America's small business insurance specialist.®

Commercial mortgage-backed securities 1.5%
Asset-backed securities 0.6%
Equities 3.4%
U.S. treasury securities 7.2%
U.S. agency securities 6.2%
Corporate securities 16.6%
States and municipalities 50.7%
Residential mortgage-backed securities 13.8%

EIG LISTED NYSE

• 97% fixed maturities with an average
 weighted AA+ rating
• Average book yield of 4.5%
• Tax equivalent book yield of 5.6%
• Effective duration of 5.02
• Managed by Conning Asset Management
• Minimal impacts during challenging
 markets
 – 2009 OTTI of $1.9 million
 – 2008 OTTI of $12.7 million
High Quality Investment Portfolio
Portfolio at 12/31/09
$2.0 billion fair market value

EMPLOYERS®
America's small business insurance specialist.®

Maintain a high quality reinsurance program

Focus on select small business provides a natural dispersion of exposure across markets

Long-term relationships with lead reinsurers

100% rated A or better

Limits of $200M

Retention of $5M

Lloyds
30%
USA
22%
Bermuda
31%
Europe
17%

EIG
LISTED
NYSE

High Quality Reinsurance
Program Structure, Effective 7/1/09
Reinsurance Management
Reinsurers by Market

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
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Summary of Financial Strength
Strong
Underwriting
Leverage
Conservative
Reserving
High Quality
Investment
Portfolio
Catastrophe
Reinsurance
Program
.6 to 1 NPW to
Surplus at
12/31/09
$2 billion - 97%
invested in fixed
maturity with average
weighted rating of AA+
Track record of
reserve strength:
since IPO, $183
million favorable
prior AY reserve
development as of
12/31/09
Coverage up to
$200 M loss

Key Strengths
• Strong underwriting franchise with established presence in attractive markets
 – 97 year operating history - attractive, underserved target market segment with growth opportunities
• Unique, long-standing strategic distribution relationships
• Conservative risk profile and prudent capital management
• Strong financial position and strong balance sheet
 – rated A- by A.M. Best
• Experienced management team with deep knowledge of workers’
 compensation
 – average 27 years experience with the ability to manage through challenging operating conditions

EMPLOYERS®
America's small business insurance specialist.®

EMPLOYERS®

EIG
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NYSE

Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com
10375 Professional Circle
Reno, NV 89521
(775) 327-2700

Stock Ownership Limitations
As a reminder to investors, Employers Holdings, Inc. (“EIG”) owns several insurance companies, domiciled in several different states. These wholly-owned insurers are regulated by insurance commissioners and are subject to the statutes and regulations of the various states where they are domiciled and authorized to transact insurance. As a result, EIG has the following stock ownership limitations, which must be satisfied prior to certain stock transactions.
●For a period of five years following the effective date of the Plan of Conversion of EIG, which is February 5, 2007, no person may directly or indirectly acquire or offer to acquire in any manner beneficial ownership of 5% or more of any class of
EIG’s voting securities without the prior approval by the Nevada Commissioner of Insurance of an application for acquisition under Section 693A.500 of the Nevada Revised Statutes.
●Under Nevada insurance law, the Nevada Commissioner of Insurance may not approve an application for such acquisition unless the Commissioner finds that (1) the acquisition will not frustrate the plan of conversion as approved by our members and the Commissioner, (2) the board of directors of Employers Insurance Company of Nevada has approved the acquisition or extraordinary circumstances not contemplated in the plan of conversion have arisen which would warrant approval of the acquisition, and (3) the acquisition is consistent with the purpose of relevant Nevada insurance statutes to permit conversions on terms and conditions that are fair and equitable to the members eligible to receive consideration.
●Furthermore, any person or entity who individually or together with an affiliate (as defined by applicable law) seeks to directly or indirectly acquire in any manner, at any time, beneficial ownership of 5% or more of any class of EIG’s voting securities, will be subject to certain requirements, including the prior approval of the proposed acquisition by certain state insurance regulators, depending upon the circumstances involved. Any such acquisition without prior satisfaction of applicable regulatory requirements may be deemed void under state law.

America's small business insurance specialist.®

EIG LISTED NYSE

Appendix

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

Organization
Employers Holdings, Inc.
Employers
Insurance
Company
of Nevada
Employers
Compensation
Insurance
Company
Employers
Preferred
Insurance
Company
Employers
Occupational
Health, Inc.
Employers
Assurance
Company
Elite
Insurance
Services
EIG Services,
Inc.
Pinnacle
Benefits, Inc.
AmSERV,
Inc.
Employers Group, Inc.

America's small business insurance specialist.®

EIG LISTED NYSE

Income Statement ($ million)	2005	2006	2007	2008	2009
Gross Written Premium	$ 451.4	$ 386.8	$ 351.8	$ 318.4	$ 379.9
Net Written Premium	432.5	372.2	339.7	308.3	368.3
Net Earned Premium	438.3	393.0	346.9	328.9	404.2
Net Investment Income	54.4	68.2	78.6	78.1	90.5
Net Income	137.6	171.6	120.3	101.8	83.0
Net Income Before LPT	93.8	152.2	102.2	83.4	65.0
Balance Sheet ($ million)	2005	2006	2007	2008	2009
Total Investments	$ 1,595.8	$ 1,715.7	$ 1,726.3	$ 2,042.9	$ 2,029.6
Cash and Cash Equivalents	61.1	80.0	149.7	202.9	191.6
Total Assets	3,188.8	3,266.8	3,264.3	3,825.1	3,676.7
Reserves for Loss and LAE	2,350.0	2,307.8	2,269.7	2,506.5	2,425.7
Shareholders’ Equity	144.6	303.8	379.5	444.7	498.4
Equity Including LPT Deferred Gain	607.0	746.8	804.5	851.3	887.0
Selected Operating Results

EMPLOYERS®

America's small business insurance specialist.®

WI
MI
DE

EIG
LISTED
NYSE

Regional, Pricing Trends 09/30/09 thru 04/01/10
ME
NY
NH
MA
CT
VT
NJ
RI
KY
OH
IN
MO
IA
MN
IL
MIDWEST
KS
NE
SD
ND
NM
TX
OK
MT
WY
CO
UT
ID
AZ
NV
WESTERN
WA
CA
OR
PACIFIC
Corporate Headquarters
Regional Headquarters
MD
PA
VA
WV
NC
TN
AL
AR
LA
GA
MS
DC
SC
FL
SOUTHEAST
 States Licensed, actively writing
States Licensed, not actively writing
%  Employers Insurance Co of NV (EICN)
%   Employers Comp Ins Company (ECIC)
%  Employers Assurance Co (EAC)
%  Employers Preferred Insurance Co (EPIC)
+3.0%
-7.4%
-4.2%
-9.7%
-2.6%
-18.8%
-0.1%
-24.5%
+7.0%
-6.8%
-6.8%
-6.8%
-6.7%
-37.4%
+2.3%
-28.7%
+22.0%
-6.1%
-27.0%
-29.8%
+3.7%
-14.3%
+14.2%
-28.1%
-19.1%
-28.3%
+4.4%
-37.8%
-13.7%
-1.1%
-1.3%
-34.7%
+2.2%
-42.1%
-9.6%
-9.6%
+5.8%
-32.6%
-21.2%
-10.0%
-2.8%
+0.4%
+0.4%
-4.2%
-7.6%
-7.5%
+6.2%
-28.1%
-5.8%
-5.8%
+8.7%
-24.1%
-0.1%
-0.1%